"ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY PROSPECT MEDICAL HOLDINGS, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT."


                              POINT-OF-SERVICE AMENDMENT
                    TO IPA MEDICARE SHARED RISK SERVICES AGREEMENT


     The undersigned parties to the IPA Medicare Shared Risk Services Agreement (the "Agreement") by and between PacifiCare of California ("PacifiCare") and Prospect Medical Group, Inc. ("IPA") do hereby amend the Agreement with reference to the following facts:

     WHEREAS, PacifiCare intends to introduce the Secure Horizons
Point-of-Service Plan, as defined below, beginning in 1996;

     WHEREAS, IPA shall provide or arrange Health Care Services to Secure Horizons Point-of-Service Plan Subscribers under the same terms and conditions as other Secure Horizons Health Plan Subscribers;

     WHEREAS, IPA shall have no financial responsibility for Out-of-Network Services; and

     WHEREAS, PacifiCare and IPA desire to establish a Secure Horizons Point-Of-Service Control Program for the purpose of providing a financial incentive for the control of Out-of-Network Services.

     NOW THEREFORE, the Agreement shall be amended as follows:

1. The following definitions shall be added to Section One of the Agreement.

          SECURE HORIZONS POINT-OF-SERVICE PLAN - is a Secure Horizons Health Plan under which Subscribers are entitled to coverage for both In-Network Services and Out-of-Network Services.

          CONVENTIONAL PLAN - is the Secure Horizons Health Plan which does not provide coverage for Out-of-Network Services.

          IN-NETWORK SERVICES - are [Health Care Services] which are (a) provided or arranged by IPA under the provisions set forth in the Agreement for coverage of Conventional Plan Subscribers; or (b) received from an Outside Provider following an authorization from IPA; or (c) Emergency Services.

          IN-NETWORK HOSPITAL SERVICES - are In-Network Services which are also Hospital Services and which are provided to a Secure Horizons Point-of-Service Plan Member.


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          OUT-OF-NETWORK MEDICAL SERVICES - are the Health Care Services
     summarized in Attachment A2 obtained by Secure Horizons Point-Of-Service Plan Subscribers which are not provided, arranged or authorized by IPA in accordance with the procedures for the Conventional Secure Plan and which do not qualify as Emergency Services.

          OUT-OF-NETWORK HOSPITAL SERVICES - are the Health Care Services summarized in Attachment A1 obtained by Secure Horizons Point-Of-Service Plan Subscribers which are not provided, arranged or authorized by IPA in accordance with the procedures for the Conventional Plan, and which do not qualify as Emergency Services.

          OUT-OF-NETWORK SERVICES - are Out-of-Network Medical Services and Out-of-Network Hospital Services. IPA shall have no financial responsibility for Out-of-Network Services.

2.   Section 3.07.01 shall be added to read as follows:

          3.07.01 COLLECTION OF CHARGES FOR OUT-OF-NETWORK SERVICES - Notwithstanding anything to the contrary in Section 3.07 or elsewhere in the Agreement, if an IPA Member Physician or Specialist Physician provides Out-of-Network Services to a Secure Horizons Point-Of-Service Plan Subscriber, IPA shall bill PacifiCare or PacifiCare's designee for payment for such services and agrees to accept full reimbursement at [ ** ] of the Medicare Locality Fee Schedule for Participating Providers as published by the Part B carrier. Neither IPA nor its Member Physicians shall encourage Subscribers to receive Medically Necessary Services from Outside Providers. Breach of this Section 3.07.01 shall constitute cause for termination of this Agreement.

3.   Paragraph 3.31 shall be added to read as follows:

          3.31 SECURE HORIZONS POINT-OF-SERVICE PLAN CONTROL PROGRAM - IPA agrees to participate in the Secure Horizons Point-Of-Service Plan Control Program as set forth in Attachment A6, attached hereto and incorporated herein.

4.   Attachment A6 SECURE HORIZONS POINT-OF-SERVICE PLAN CONTROL
     PROGRAM shall be added to read as follows:

          See Exhibit 1 attached hereto and incorporated herein by this reference.


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5.   The following shall be added to Attachment C, COMPENSATION,
     Section B, MONTHLY HCFA PAYMENT:

     SECURE HORIZONS POINT-OF-SERVICE PLAN CAPITATION PAYMENTS

     Capitation Payments for Secure Horizons Point-Of-Service Plan Subscribers will be determined in the same manner as for Conventional Plan Subscribers, except as provided in this paragraph. IPA's Capitation Payment for Secure Horizons Point-Of-Service Plan Subscribers shall equal the Percent of the Monthly HCFA Payment specified in this Attachment C, multiplied by [ ** ].

     SECURE HORIZONS POINT-OF-SERVICE PLAN COVENANT NOT TO COMPETE

     IPA will receive an additional [ ** ] of the Monthly HCFA Payment in recognition of IPA's agreement not to enter into any contractual arrangements, other then the contractual arrangement set forth in this amendment, to provide or arrange Medical Services to Medicare beneficiaries who are Subscribers or enrollees of a Point-Of-Service Plan under a health maintenance organization, competitive medical plan or other similar entity that contracts with HCFA on a risk basis. This additional [ ** ] capitation is not included in the amount stated above and is not subject to any withhold or deductions. If IPA enters into a contractual relationship with any other Medicare Risk Reimbursement Plan to provide or arrange Medical Services under a Point-Of-Service Plan, PacifiCare will decrease the monthly capitation payment by this [ ** ] commencing the month in which this breach occurs.

The effective date of this Amendment shall be July 1, 1996.

By signing below, both parties hereto have executed and agreed to this Amendment.


PACIFICARE OF CALIFORNIA                IPA

By:      /s/ Chris Wing                      By:  /s/ Gregg DeNicola
     --------------------------              ----------------------------

Date:                                   Date:  6-11-96
     --------------------------              ----------------------------


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                                                                       Exhibit 1

                                    ATTACHMENT A6

                SECURE HORIZONS POINT-OF-SERVICE PLAN CONTROL PROGRAM

1.   INTRODUCTION

The Secure Horizons Point-of-Service Plan Control Program is designed to provide a financial incentive for the control of In-Network Hospital Services and Out-of-Network Services provided to Secure Horizons Point-Of-Service Plan Members.

Secure Horizons Point-of-Service Plan Subscriber months and related In-Network Hospital Service expenses shall not be included in calculating the Conventional Utilization Control Program described in Attachment A5.

2.   DEFINITIONS

The following terms shall have the meanings set forth below when utilized in this Attachment A6.

a. SECURE HORIZONS POINT-OF-SERVICE PLAN BUDGET - shall equal [ ** ] of the Monthly HCFA Payment, less [ ** ] of the Reinsurance Premium specified in Paragraph 5.04 of this Agreement for In-Network Hospital Services reinsurance.

b.   ACTUAL COSTS consist of:

     i. In-Network Hospital Services costs incurred during the period of calculation for which PacifiCare has received a claim and paid net of discounts; In-Network Hospital Services incurred prior to the period of calculation and paid during the current period; and for quarterly interim calculations, In-Network Hospital Services incurred during the period for which PacifiCare has received a claim but has not paid, less an average aggregate discount factor (for year-end calculations, only paid claims will be included); LESS Subscriber claim costs in excess of the reinsurance deductible specified above; PLUS

     ii. Claims paid charges for Out-of-Network Services incurred during the current period; and claims paid charges for Out-of-Network Services incurred but not included in prior period Secure Horizons Point-of-Service Plan Control Program calculations; LESS


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     iii. Third party liability and coordination of benefit recoveries for
          In-Network Hospital Services and Out-of-Network Services that are received during the period of calculation.

c. BUDGET SAVINGS - is the difference between the Secure Horizons Point-of-Service Plan Budget and Actual Costs, to the extent
     Actual Costs are less than the Secure Horizons Point-of-
     Service Budget.

3. SAVINGS DISTRIBUTION

To the extent Budget Savings are available, such savings shall be shared between IPA and PacifiCare as follows:

IPA shall receive the difference between actual Capitation Payments for Secure Horizons Point-of-Service Plan Subscribers for the period and the amount of Capitation Payments the IPA would have received if the Secure Horizons Point-of-Service Plan Subscribers were enrolled in the Conventional Plan. The above distribution to IPA shall be limited to the Budget Savings available pursuant to the Secure Horizons Point-of-Service Plan Control Program calculation. Additionally, IPA shall receive [ ** ] of any remaining Budget Savings after reimbursing IPA up to the Conventional Plan Capitation Payment amount.

4.   BUDGET DEFICITS.    IPA shall have no financial responsibility in the event
that Actual Costs exceed the Secure Horizons Point-Of-Service Plan Budget.

5. PERIODIC CALCULATIONS - The Secure Horizons Point-Of-Service Plan Control Program shall be administered on an IPA-specific basis. For IPAs with multiple IPA Facilities, the program shall be calculated for each IPA Facility. However, Budget Savings and payment distributions shall be based on IPA's consolidated results.

Cumulative calculations of the Secure Horizons Point-Of-Service Plan Control Program results will be based on calendar quarters and shall be calculated within one hundred and twenty (120) days of the end of each calendar quarter, except for the fourth quarter for which no calculation or payment will be made in anticipation of the year-end settlement. Interim distribution payments will be made within one hundred and twenty (120) days following the end of each quarter, except for the fourth quarter, and will be limited to [ ** ] of calculated Budget Savings to account for incurred but not received claims. Year-end calculations and payments of the Secure Horizons Point-of-Service Plan Control Program shall be made within one hundred eighty
(180) days of the end of each calendar year.

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